SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 23, 2003



                          GS Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


           Delaware                      333-100818           13-6357101
 ----------------------------            ----------           ----------
(State or other jurisdiction of          (Commission       (I.R.S. Employer
incorporation or organization)          File Number)      Identification No.)



                                 85 Broad Street
                               New York, NY 10004
               (Address of Principal Executive Offices) (Zip Code)



                                 (212) 902-1000
                         Registrant's telephone number,
                               including area code



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         GS Mortgage Securities Corp. (the "Registrant" or the "Company") registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 10:30AM on December 2, 2002. This Current Report on Form 8-K discloses the use of Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on March 9, 1995 to the Public Securities Association) furnished to the Company by Goldman, Sachs & Co. in respect of the Company's proposed offering of approximately $920,034,000 of Mortgage Pass-Through Certificates, Series 2003-10 (the "Certificates"). These Collateral Term Sheets were first distributed to investors on October 23, 2003.

         The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Act. The Certificates will be registered pursuant to the Act under the Registration Statement. This transaction is expected to close on October 30, 2003. The Company hereby incorporates the attached Collateral Term Sheets by reference in the Registration Statement.

         Any statement or information contained in the attached Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements and Exhibits

         A description of the Exhibit filed herewith is attached hereto.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GS Mortgage Securities Corp.

                                     By:  /s/ Samuel Ramos
                                         ---------------------------------------
                                         Name:  Samuel Ramos
                                         Title: Secretary

Dated:  October 27, 2003

                                 EXHIBIT INDEX


Exhibit No.                                  Description
-----------                                  -----------

    99
                                   Collateral Term Sheets as prepared by
                                   Goldman, Sachs & Co. for an offering of
                                   approximately $920,034,000 of Mortgage Pass-
                                   Through Certificates, Series 2003-10 pursuant to the Registration Statement